                                                                   EXHIBIT 3.122

                             STATE OF WEST VIRGINIA

                                  [STATE SEAL]

                                  CERTIFICATE

I, Ken Hechler, Secretary of State of the State of West Virginia, hereby certify that by the provisions of Chapter 31, Article 1, Sections 27 and 28 of the West Virginia Code, the Articles of Incorporation of

                           HEALTH CARE ALLIANCE, INC.

conform to law and are filed in my office. I therefore declare the organization to be a Corporation for the purposes set forth in its Articles, with the right of perpetual existence, and I issue this

                          CERTIFICATE OF INCORPORATION

to which I have attached a duplicate original of the Articles of Incorporation.


                                                     Given under my hand and the
[STATE SEAL]                                          Great Seal of the State of
                                                          West Virginia, on this
                                                                   Fourth day of
                                                                    January 1995


                                                          /s/  Ken Hechler
                                                          ----------------------
                                                          Secretary of the State

KEN HECHLER                                    FILE IN DUPLICATE ORIGINALS
Secretary of State                             FEE: AS PER SCHEDULE ON PAGE 4
State Capital, W-139                           -- BUSINESS CORPORATION
Charleston, WV 25305                              (stock, for profit):
(304) 342-8000                                    Complete all items except 3-A.
                                               -- NON-PROFIT CORPORATION
                                                  (membership, nonstock):
                                                  Complete all items except 3.0.
                                                   & 7



                          [STATE OF WEST VIRGINIA SEAL]

                                 WEST VIRGINIA

                           ARTICLES OF INCORPORATION

                                       of

                           HEALTH CARE ALLIANCE, INC.
--------------------------------------------------------------------------------

The undersigned, acting as incorporator(s) of a corporation under Chapter 31,
Article 1, Section 27 of the West Virginia Code, adopt(s) the following Articles of Incorporation for such corporation:

  1. The undersigned agree to become a West Virginia corporation by the name of

                           Health Care Alliance, Inc.
  -----------------------------------------------------------------------------.
  (The name of the corporation shall contain one of the words "corporation," "company," "incorporated," "limited" or shall contain an abbreviation of one of such words. (Section 31-1-11, W. Va. Code)

  2. A. The address at the physical location of the principal office of the corporation will be
                            ---------------------------------------------------

          One Pavilion Drive
        --------------------------------------------------------- street, in the
                                   Daniels                        Raleigh
        city, town or village of ----------------, county of ------------------,
                      West Virginia                             25832
        State of --------------------------------, Zip Code -------------------.


        The mailing address of the above location, if different, will be -------

        -----------------------------------------------------------------------.

     B. The address at the physical location of the principal place of business in West Virginia of the corporation, if different than the above same as above
        address, will be ----------------- street, in the city, town of village of -----------------------, --------------------- County, West Virginia,

        Zip Code --------------.


        The mailing address of the above location, if different, will be -------

        -----------------------------------------------------------------------.

  3.    This corporation is organized as:


     A. Non-stock, non-profit ---------------------.
        or

     B. Stock, for profit -----x--------, and the aggregate value of the
                                                                     $5,000.00
        authorized capital stock of said profit corporation will be ------------
                                                 5,000
        dollars, which shall be divided into ----------------- shares of the
                                       ($1.00) one
        par value of -------------------------------------------- dollars each,
                     (or state "without par value," if applicable)
        (if the shares are to be divided into more than one class or if the corporation is to issue shares in any preferred or special class in series, additional statements are required within the articles of incorporation.)

  4. The period of duration of the corporation, which may be perpetual, is perpetual
        ----------------------------.

PLEASE DOUBLE SPACE, IF MORE SPACE IS NEEDED, USE ADDITIONAL SPACE ON PAGE 4 AND ADD PAGES.

     5. The purpose(s) for which this corporation is formed (which may be stated to be, or to include, the transaction of any or all lawful business for which corporations may be incorporated in West Virginia), is (are) as follows:

The nature of the business and the objects and purposes to be transacted, promoted or carried on by the Corporation are to engage in any lawful act or activity for which a Corporation may be organized under the Corporation Law of West Virginia.

     6. The provisions for the regulation of the internal affairs of the corporation, which the incorporators elect to set forth in the articles of incorporation, are as follows:

None

     7. The provisions granting, limiting or denying preemptive rights to shareholders, if any, are as follows:

The shareholders shall have preemptive rights.

8. The full name(s) and address(es) of the incorporator(s), including street and street numbers, if any, and the city, town or village, including the zip code, and the number of shares subscribed for by each is(are) as follows:

                                                               Number of Shares
          NAME                   ADDRESS                         (Optional)

     Robert S. Kiss    P.O. Drawer AU, Beckley, WV 25802-2843
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

9. The number of directors constituting the initial board of directors of the corporation is Three and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders/members, or until their successors are elected and shall qualify, are as follows:

          NAME                                     ADDRESS

     Michael Kelly               One Pavilion Drive, Daniels, WV 25832
     --------------------------------------------------------------------------
     JoAnn Kelly                 One Pavilion Drive, Daniels, WV 25832
     --------------------------------------------------------------------------
     Jeff Peterson               One Pavilion Drive, Daniels, WV 25832
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

10.  The name and address of the appointed person to whom notice or process may
     be sent is   Michael Kelly   One Pavilion Drive, Daniels, WV   25832    .
                ----------------------------------------------------------

                                ACKNOWLEDGEMENT

I(We), the undersigned, for the purpose of forming a corporation under the laws of the State of West Virginia, do make and file this "Articles of Incorporation."

     In witness whereof, I(we) have accordingly hereunto set my(our) respective
hands this           day of                                  , 19   .
           ---------        ---------------------------------     --
(All incorporators must sign below. Names and signatures must appear the same throughout the Articles of Incorporation.)
PHOTOCOPIES OF THE SIGNATURES OF THE INCORPORATORS AND THE NOTARY PUBLIC CANNOT BE ACCEPTED.

/s/ ILLEGIBLE
------------------------------------

------------------------------------       ------------------------------------

STATE OF  West Virginia
         ----------------------------------------
COUNTY OF  Raleigh
          ---------------------------------------

I, Sherri M. Groves, a Notary Public, in and for the county and state aforesaid, hereby certify that (names of all incorporators as shown in Item 8 must be inserted in this space by official taking acknowledgement)

/s/ Robert S. Kiss
------------------------------------

------------------------------------       ------------------------------------

whose name(s) is(are) signed to the foregoing Articles of Incorporation, this day personally appeared before me in my said county and acknowledged his(her) signatures(s).

                                         My commission expires  Sept. 17, 1996
                                                                --------------
      [Notary Seal]                       /s/ Sherri M. Groves
                                         --------------------------------------
                                                     (Notary Public)


ARTICLES OF INCORPORATION PREPARED BY  Robert S. Kiss
                                       --------------
whose mailing address is  P.O. Drawer AU, Beckley, WV 25802-2843
                          --------------------------------------

Official Form 101

                      [STATE OF WEST VIRGINIA LETTERHEAD]



Honorable Ken Hechler
Secretary of State
Capitol Building
Charleston, WV 25305

Dear Mr. Hechler:

     Under the provisions of Chapter 30, Article 3, Section 15 of the Code of West Virginia, the West Virginia Board of Medicine issued Certificate of Authorization Number 1169 to Michael A. Kelly, M.D. to practice medicine and surgery in the State of West Virginia as a medical corporation under the name of Health Care Alliance, Inc. effective on January 1, 1995, with offices at One Pavilion Drive, Daniels, West Virginia 25832.

                                       Sincerely yours,

                                       /s/ Ronald D. Walton
                                       --------------------
                                       Ronald D. Walton
                                       Executive Director

RDW:lbs

cc: Robert S. Kiss, Esq.

[STAMP/SEAL]